EXHIBIT 10.5

                                                                  EXECUTION COPY



            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     This THIRD AMENDMENT, dated as of November 6, 2003 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of July 16, 2003 (as amended by the First Amendment thereto, dated as of August 7, 2003, and the Amendment and Waiver, dated as of August 28, and as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative agent and funding agent (in such capacity, the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into the Credit Agreement; and

     WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

     SECTION 2. Amendment to Section 8.2.10 (Asset Dispositions,  etc.). Section
8.2.10 of the Credit Agreement is hereby amended by:

          (a) (i) deleting the text "(a) or (b) above" in the second line of clause (c) thereof, (ii) substituting "(a), (b) or (d) of this Section 8.2.10" for such deleted text and (ii) substituting the period at the end of such clause (c) with "; or".

          (b)  inserting  a new clause (d) after  clause (c) thereof as follows:
     "(d) such sale, transfer, lease, contribution or conveyance is (i) a contribution of Pledged Power Project assets to an Investment Joint Venture and (ii) made in connection with an Investment permitted by Section 8.2.5(c).".

     SECTION 3. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) the Borrower and each Guarantor shall have delivered to the Agent a duly executed copy of this Amendment; (b) the Agent shall have received duly executed copies of this Amendment from the Required Lenders; (c) the Agent shall have received such other documents as the Agent shall have reasonably requested; and (g) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

     SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof, except for representations and warranties which speak as of a certain date, which representations and warranties shall be true and correct in all material respect as of such date.

     SECTION 5. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Agent and/or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 6. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including the fees and disbursements of counsel to the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        CALPINE CORPORATION


                                        By:      /s/ MICHAEL THOMAS
                                           ------------------------------
                                           Name:  Michael Thomas
                                           Title:  SVP & Corporate Treasurer




The undersigned Guarantors hereby consent and agree to the foregoing Third Amendment and agree that their Guarantee as set forth in the Security Agreement remains in full force and effect:

QUINTANA MINERALS (USA), INC.


By:      /s/ MICHAEL THOMAS
   ------------------------------
Name:
Title:

JOQ CANADA, INC.


By:      /s/ MICHAEL THOMAS
   ------------------------------
Name:
Title:

QUINTANA CANADA HOLDINGS, LLC


By:      /s/ MICHAEL THOMAS
   ------------------------------
Name:
Title:

                                        THE BANK OF NOVA SCOTIA,
                                        as Agent


                                        By:      /s/ PAUL V. FARRELL
                                           -------------------------------
                                           Name:  Paul V. Farrell
                                           Title:  Managing Director

                                        BAYERISCHE LANDESBANK, CAYMAN
                                        ISLANDS BRANCH


                                        By:      /s/ OLIVER HILDENBRAND
                                           ----------------------------------
                                           Name:  Oliver Hildenbrand
                                           Title:  Vice President




                                        By:      /s/ JAMES H. BOYLE
                                           ----------------------------------
                                           Name:  James H. Boyle
                                           Title:  Vice President

                                        TORONTO DOMINION (TEXAS), INC.


                                        By:      /s/ JIM BRIDWELL
                                           ----------------------------------
                                           Name:  Jim Bridwell
                                           Title:  Vice President

                                        ING CAPITAL LLC


                                        By:      /s/ ERWIN THOMET
                                           ----------------------------------
                                           Name: Erwin Thomet
                                           Title:  Managing Director


                                        By:      /s/ G. DOMINICK BELLAMY, JR
                                           ----------------------------------
                                           Name:  G. Dominick Bellamy, Jr.
                                           Title:  Director

                                        ARES III CLO Ltd.

                                        By:      ARES CLO Management LLC,
                                                 Investment Manager


                                        By:      /s/ SETH J. BRUFSKY
                                           ----------------------------------
                                           Name:  Seth J. Brufsky
                                           Title:  Vice President

                                        Ares IV CLO Ltd.

                                        By:      Ares CLO Management IV, L.P.,
                                                 Investment Manager

                                        By:      Ares CLO GP IV, LLC,
                                                 Its Managing Member


                                        By:      /s/ SETH J. BRUFSKY
                                           ----------------------------------
                                           Name:  Seth J. Brufsky
                                           Title:  Vice President

                                        Ares V CLO Ltd.

                                        By:      Ares CLO Management V, L.P.,
                                                 Investment Manager

                                        By:      ARES CLO GP V, LLC,
                                                 Its Managing Member


                                        By:      /s/ SETH J. BRUFSKY
                                           ----------------------------------
                                           Name:  Seth J. Brufsky
                                           Title:  Vice President

                                        Ares VI CLO Ltd.

                                        By:      Ares CLO Management VI, L.P.,
                                                 Investment Manager

                                        By:      ARES CLO GP VI, LLC,
                                                 Its Managing Member


                                        By:      /s/ SETH J. BRUFSKY
                                           ----------------------------------
                                           Name:  Seth J. Brufsky
                                           Title:  Vice President

                                        Ares VII CLO Ltd.

                                        By:      Ares CLO Management VII, L.P.,
                                                 Investment Manager

                                        By:      ARES CLO GP VII, LLC,
                                                 Its General Partner


                                        By:      /s/ SETH J. BRUFSKY
                                           ----------------------------------
                                           Name:  Seth J. Brufsky
                                           Title:  Vice President

                                        Ares VIII CLO Ltd.

                                        By:      Ares CLO Management VIII, L.P.,
                                                 Investment Manager

                                        By:      ARES CLO GP VIII, LLC,
                                                 Its General Partner


                                        By:      /s/ SETH J. BRUFSKY
                                           ----------------------------------
                                           Name:  Seth J. Brufsky
                                           Title:  Vice President

                                        GALLATIN FUNDING I LTD.
                                        By:  Bear Stearns Asset Management Inc.
                                        as its Collateral Manager


                                        By:      /s/ JONATHAN BERG
                                           ---------------------------------
                                           Name:  Jonathan Berg
                                           Title:  Vice President

                                        Signature  page to the THIRD  AMENDMENT,
                                        dated as of  November  [__],  2003 (this
                                        "Amendment"),   to   the   Amended   and
                                        Restated Credit  Agreement,  dated as of
                                        July 16,  2003 (as  amended by the First
                                        Amendment thereto, dated as of August 7,
                                        2003,  and  the  Amendment  and  Waiver,
                                        dated as of August  28,  and as the same
                                        may   be   amended,    supplemented   or
                                        otherwise  modified  from  time to time,
                                        the "Credit  Agreement"),  among CALPINE
                                        CORPORATION,   a  Delaware   corporation
                                        (together  with  its   successors,   the
                                        "Borrower"),   the   various   financial
                                        institutions   as  are  or  may   become
                                        parties   hereto   (collectively,    the
                                        "Lenders"),  various lead  Arrangers (as
                                        defined  below),  and  THE  BANK OF NOVA
                                        SCOTIA    ("Scotia     Capital"),     as
                                        administrative  agent and funding  agent
                                        (in such capacity, the "Agent").


                                        STEIN ROE & FARNHAM CLO I LTD.

                                        By:  Columbia Management Advisors, Inc.,
                                             As Portfolio Manager


                                        By:      /s/ KATHLEEN A ZARN
                                           ----------------------------------
                                           Name:  Kathleen A. Zarn
                                           Title:  Senior Vice President

                                        Signature  page to the THIRD  AMENDMENT,
                                        dated as of  November  [__],  2003 (this
                                        "Amendment"),   to   the   Amended   and
                                        Restated Credit  Agreement,  dated as of
                                        July 16,  2003 (as  amended by the First
                                        Amendment thereto, dated as of August 7,
                                        2003,  and  the  Amendment  and  Waiver,
                                        dated as of August  28,  and as the same
                                        may   be   amended,    supplemented   or
                                        otherwise  modified  from  time to time,
                                        the "Credit  Agreement"),  among CALPINE
                                        CORPORATION,   a  Delaware   corporation
                                        (together  with  its   successors,   the
                                        "Borrower"),   the   various   financial
                                        institutions   as  are  or  may   become
                                        parties   hereto   (collectively,    the
                                        "Lenders"),  various lead  Arrangers (as
                                        defined  below),  and  THE  BANK OF NOVA
                                        SCOTIA    ("Scotia     Capital"),     as
                                        administrative  agent and funding  agent
                                        (in such capacity, the "Agent").


                                        AURUM CLO 2002-1 LTD.

                                        By:  Columbia Management Advisors, Inc.,
                                             As Investment Manager


                                        By:      /s/ KATHLEEN A ZARN
                                           ----------------------------------
                                           Name:  Kathleen A. Zarn
                                           Title:  Senior Vice President